UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

August 7, 2006

 Bayview Financial Mortgage Pass-Through Trust 2006-B

(Issuing Entity)

           Bayview Financial Securities Company, LLC

 (Exact Name of Depositor as Specified in its Charter)

                            Bayview Financial, L.P.

(Exact Name of Sponsor as Specified in its Charter)

           Bayview Financial Securities Company, LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-122059	56-2336517
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4425 Ponce de Leon Boulevard, 4th Floor Coral Gables, Florida	33146
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (305) 341-5632

                                                       No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Reference is made to the mortgage loan purchase agreement dated as of March 1, 2006 (the “Mortgage Loan Purchase Agreement”) between Bayview Financial, L.P., as seller (the “Seller”), and Bayview Financial Securities Company, LLC, as purchaser (the “Depositor”); the mortgage loan diligence agreement dated as of March 1, 2006 (the “Diligence Agreement”) between the Seller and the Depositor; the assignment agreement dated as of March 1, 2006 (the “Assignment Agreement”) between Bayview Financial Property Trust II, as assignor, and the Depositor; and the pooling and servicing agreement dated as of March 1, 2006 (the “Pooling and Servicing Agreement”) among the Depositor, Wells Fargo Bank, N.A., as master servicer, and U.S. Bank National Association, as trustee (the “Trustee”), in each case relating to Bayview Financial Mortgage Pass-Through Trust 2006-B, Mortgage Pass-Through Certificates Series 2006-B (the “Trust Fund”).

On August 7, 2006, the Seller entered into an indemnification agreement, dated and effective as of August 1, 2006 (the “Indemnification Agreement”), for the benefit of the Trustee and the Trust Fund, such agreement acknowledged by U.S. Bank National Association as trustee for the Trust Fund.  Pursuant to the Indemnification Agreement, the Seller agreed to indemnify the Trustee and the Trust Fund and hold each of them harmless against any losses resulting from a breach of the Seller’s representations and warranties contained in the Mortgage Loan Purchase Agreement, the Diligence Agreement or the Assignment Agreement and assigned to the Trustee pursuant to the Pooling and Servicing Agreement with respect to each mortgage loan identified in the Indemnification Agreement.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Indemnification Agreement, a copy of which is attached hereto as Exhibit 1.01.

Item 9.01  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

1.01

Indemnification Agreement dated and effective as of August 1, 2006, between Bayview Financial, L.P. and U.S. Bank National Association, as Trustee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAYVIEW FINANCIAL SECURITIES COMPANY, LLC

By:    /s/  David Quint

        Name:  David Quint

        Title:    President

Dated:  August 7, 2006

EXHIBIT INDEX

    Exhibit No.

Description

1.01

Indemnification Agreement dated and effective as of August 1, 2006, between Bayview Financial, L.P. and U.S. Bank National Association, as Trustee